UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2005

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                         NATIONAL SCIENTIFIC CORPORATION
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             (Exact name of registrant as specified in its charter)


          Texas                      000-28745                 86-0837077
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(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)           Identification Number)


14505 N. Hayden Road, Suite 305, Scottsdale, Arizona              85260
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(Address of principal executive offices)                       (Zip Code)


Registrants telephone number, including area code:  (480) 948-8324


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         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17 CFR 240.13e-4c))

ITEM 1.01.   Entry into a Material Definitive Agreement.

On January 28, 2005, National Scientific Corporation ("NSC") entered into a Securities Exchange Agreement (the "Agreement") with TurboWorks, Inc., a Delaware corporation ("Turbo") that provides for the exchange of 360,000 shares of the common stock of Turbo plus $240,000 in cash in exchange for 7,150,000 shares of NSC common stock (the "Exchange"). NSC and Turbo consummated the Exchange on February 1, 2005.

NSC has agreed to distribute at least 180,000 of the shares of Turbo stock it received in the Exchange to NSC shareholders of record on a pro rata basis as soon as practicable after the effective date of a registration statement on Form SB-2 registering the Turbo shares to be distributed to NSC shareholders. Turbo has agreed to file such registration statement within the next 30 days, and has agreed to use its best efforts to have such filed registration statement declared effective no later than 90 days following the filing date.

The parties have also granted each other certain "piggyback" registration rights regarding the exchanged shares. The registration rights terminate on December 31, 2007.

The foregoing summary is qualified in its entirety by the Securities Exchange Agreement incorporated herein as Exhibit 10.1.

The Exchange is a further development resulting from the Memorandum of Understanding entered into between NSC and Turbo on October 29, 2004 regarding the joint development of technology and joint marketing.

ITEM 9.01. Financial Statements and Exhibits.

(c)      Exhibits

10.1.    Securities Exchange Agreement
99.1     Press Release issued by the Registrant dated February 2, 2004.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                NATIONAL SCIENTIFIC CORPORATION

                                                By: /s/ Michael A Grollman
                                                    ----------------------------
                                                    Its: Chief Executive Officer

                                                Dated: February 1, 2005


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

                                  EXHIBIT INDEX

EXHIBIT
NUMBER          DESCRIPTION

 10.1     Securities Exchange Agreement dated January 28, 2005

 99.1     Press Release issued by the Registrant dated February 2, 2004.



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